Exhibit 4.7

EIGHTY-NINTH SUPPLEMENTAL INDENTURE

EIGHTY-NINTH SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of March 13, 2013, between NRG Energy, Inc., a Delaware corporation (the “Company”), the Guarantors set forth on the signature pages hereto, and Law Debenture Trust Company of New York, as trustee under the Indenture referred to below (the “Trustee”).

W I T N E S S E T H

WHEREAS, the Company has heretofore executed and delivered to the Trustee an indenture, dated as of February 2, 2006, between the Company and the Trustee (the “Base Indenture”), as supplemented by the Twenty-Second Supplemental Indenture, dated as of June 5, 2009, the Thirty-Sixth Supplemental Indenture, dated as of August 20, 2010, the Forty-Second Supplemental Indenture, dated as of January 26, 2011, the Fiftieth Supplemental Indenture, dated as of May 24, 2011, the Fifty-First Supplemental Indenture, dated as of May 24, 2011, and the Seventieth Supplemental Indenture, dated as of September 24, 2012, each among the Company, the guarantors party thereto and the Trustee, governing the Company’s outstanding series of Notes (collectively, the “Notes Supplemental Indentures” and, together with the Base Indenture, as further amended or supplemented from time to time, the “Indenture”).

WHEREAS, the Base Indenture and the Notes Supplemental Indentures provide that under certain circumstances the Company and the Trustee may amend or supplement the Indenture without the consent of any Holder;

WHEREAS, pursuant to Section 9.1(d) of the Base Indenture, the Trustee and the Company are authorized to amend or supplement the Indenture to make any change that does not adversely affect the legal rights under the Indenture of any Holder; and

WHEREAS, pursuant to Section 9.01(4) of each of the Notes Supplemental Indentures, the Trustee, the Company and the Guarantors are authorized to amend or supplement the Notes Supplemental Indentures to make any change that does not adversely affect the legal rights under the Notes Supplemental Indenture of any Holder.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, the Trustee, the Company and the Guarantors mutually covenant and agree as follows:

1.             Capitalized Terms. Unless otherwise defined in this Supplemental Indenture, capitalized terms used herein without definition shall have the meanings assigned to them in the Base Indenture.

2.             Amendment to the Base Indenture. Effective upon the date first above written, the second sentence of Section 7.10 of the Base Indenture shall be amended by inserting “and Law Debenture Guarantee Limited collectively” directly after “The Trustee” and by replacing “$25,000,000 as set forth in its most recent published annual report of condition” with “$50,000,000”.

3.             Acceptance by the Trustee.  The Trustee accepts the amendments to the Base Indenture and the Notes Supplemental Indentures effected by this Supplemental Indenture.

4.             NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF

CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

5.             Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

6.             Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.

7.             Ratification of Indenture; Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall by bound hereby.

[Signatures on following pages]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.

ISSUER:
NRG ENERGY, INC.

By:	/s/ Brian Curci
	Name:	Brian Curci
	Title:	Corporate Secretary

Signature Page to Eighty-Ninth Supplemental Indenture

GUARANTORS:

ARTHUR KILL POWER LLC
ASTORIA GAS TURBINE POWER LLC
CABRILLO POWER I LLC
CABRILLO POWER II LLC
CONEMAUGH POWER LLC
CONNECTICUT JET POWER LLC
DEVON POWER LLC
DUNKIRK POWER LLC
EASTERN SIERRA ENERGY COMPANY LLC
EL SEGUNDO POWER, LLC
EL SEGUNDO POWER II LLC
ENERGY PROTECTION INSURANCE COMPANY
HUNTLEY POWER LLC
INDIAN RIVER OPERATIONS INC.
INDIAN RIVER POWER LLC
KEYSTONE POWER LLC
MERIDEN GAS TURBINES LLC
MIDDLETOWN POWER LLC
MONTVILLE POWER LLC
NEO CORPORATION
NEO FREEHOLD-GEN LLC
NEO POWER SERVICES INC.
NORWALK POWER LLC
NRG AFFILIATE SERVICES INC.
NRG ARTHUR KILL OPERATIONS INC.
NRG ASTORIA GAS TURBINE OPERATIONS INC.
NRG BAYOU COVE LLC
NRG CABRILLO POWER OPERATIONS INC.
NRG CALIFORNIA PEAKER OPERATIONS LLC
NRG CEDAR BAYOU DEVELOPMENT COMPANY, LLC
NRG CONNECTICUT AFFILIATE SERVICES INC.
NRG DEVELOPMENT COMPANY INC.
NRG DEVON OPERATIONS INC.
NRG DUNKIRK OPERATIONS INC.
NRG EL SEGUNDO OPERATIONS INC.
NRG ENERGY SERVICES GROUP LLC
NRG GENERATION HOLDINGS, INC.
NRG HUNTLEY OPERATIONS INC.
NRG ILION LP LLC

Signature Page to Eighty-Ninth Supplemental Indenture

NRG INTERNATIONAL LLC
NRG MEXTRANS INC.
NRG MIDATLANTIC AFFILIATE SERVICES INC.
NRG MIDDLETOWN OPERATIONS INC.
NRG MONTVILLE OPERATIONS INC.
NRG NORTH CENTRAL OPERATIONS INC.
NRG NORTHEAST AFFILIATE SERVICES INC.
NRG NORWALK HARBOR OPERATIONS INC.
NRG OPERATING SERVICES, INC.
NRG OSWEGO HARBOR POWER OPERATIONS INC.
NRG PACGEN INC.
NRG RETAIL LLC
NRG ROCKFORD ACQUISITION LLC
NRG SAGUARO OPERATIONS INC.
NRG SERVICES CORPORATION
NRG SIMPLYSMART SOLUTIONS LLC
NRG SOUTH CENTRAL AFFILIATE SERVICES INC.
NRG SOUTH CENTRAL GENERATING LLC
NRG SOUTH CENTRAL OPERATIONS INC.
NRG TEXAS C&I SUPPLY LLC
NRG WEST COAST LLC
NRG WESTERN AFFILIATE SERVICES INC.
O’BRIEN COGENERATION, INC. II
ONSITE ENERGY, INC.
OSWEGO HARBOR POWER LLC
RERH HOLDINGS, LLC
SAGUARO POWER LLC
SOMERSET OPERATIONS INC.

By:	/s/ Lynne Przychodzki
Name:	Lynne Przychodzki
Title:	Assistant Secretary

Signature Page to Eighty-Ninth Supplemental Indenture

SOMERSET POWER LLC
US RETAILERS LLC
VIENNA OPERATIONS INC.
VIENNA POWER LLC
WCP (GENERATION) HOLDINGS LLC
WEST COAST POWER LLC
CARBON MANAGEMENT SOLUTIONS LLC
CLEAN EDGE ENERGY LLC
COTTONWOOD DEVELOPMENT LLC
COTTONWOOD GENERATING PARTNERS I LLC
COTTONWOOD GENERATING PARTNERS II LLC
COTTONWOOD GENERATING PARTNERS III LLC
ENERGY PLUS HOLDINGS LLC
ENERGY PLUS NATURAL GAS LLC
GREEN MOUNTAIN ENERGY COMPANY (NY COM) LLC
GREEN MOUNTAIN ENERGY COMPANY (NY RES) LLC
INDEPENDENCE ENERGY ALLIANCE LLC
INDEPENDENCE ENERGY NATURAL GAS LLC
LANGFORD WIND POWER, LLC
NRG ARTESIAN ENERGY LLC
NRG DISPATCH SERVICES LLC
NRG HOME & BUSINESS SOLUTIONS LLC
NRG HOME SOLUTIONS PRODUCT LLC
NRG IDENTITY PROTECT LLC
NRG NEW JERSEY ENERGY SALES LLC
NRG POWER MARKETING LLC
NRG RENTER’S PROTECTION LLC
NRG SECURITY LLC
NRG UNEMPLOYMENT PROTECTION LLC
NRG WARRANTY SERVICES LLC

By:	/s/ Lynne Przychodzki
Name:	Lynne Przychodzki
Title:	Assistant Secretary

Signature Page to Eighty-Ninth Supplemental Indenture

COTTONWOOD ENERGY COMPANY LP
By:	Cottonwood Generating Partners I LLC, its General Partner

By:	/s/ Lynne Przychodzki
	Name:	Lynne Przychodzki
	Title:	Assistant Secretary

COTTONWOOD TECHNOLOGY PARTNERS LP
By:	Cottonwood Generating Partners I LLC, its General Partner

By:	/s/ Lynne Przychodzki
	Name:	Lynne Przychodzki
	Title:	Assistant Secretary

ELBOW CREEK WIND PROJECT LLC

By:	/s/ Lynne Przychodzki
	Name:	Lynne Przychodzki
	Title:	Assistant Secretary

GCP FUNDING COMPANY, LLC

By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Manager

GREEN MOUNTAIN ENERGY COMPANY

By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Vice President, Treasury

NRG CONSTRUCTION LLC

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

Signature Page to Eighty-Ninth Supplemental Indenture

ALLIED HOME WARRANTY LLC
ALLIED HOME WARRANTY GP LLC
LONE STAR A/C & APPLIANCE REPAIR, LLC
NRG BACKUP GENERATION SERVICES LLC
NRG ENERGY LABOR SERVICES LLC
NRG ENERGY SERVICES LLC
NRG HOMER CITY SERVICES LLC
NRG HOME SOLUTIONS LLC
NRG MAINTENANCE SERVICES LLC

By:	/s/ Gaetan Frotte
	Name:	Gaetan Frotte
	Title:	Vice President and Treasurer

NRG ILION LIMITED PARTNERSHIP
By:	NRG Rockford Acquisition LLC, its General Partner

By:	/s/ Lynne Przychodzki
	Name:	Lynne Przychodzki
	Title:	Assistant Secretary

NRG SOUTH TEXAS LP
By:	Texas Genco GP, LLC, its General Partner

By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Vice President and Treasurer

TEXAS GENCO SERVICES, LP
By:	New Genco GP, LLC, its General Partner

By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Vice President and Treasurer

Signature Page to Eighty-Ninth Supplemental Indenture

EVERYTHING ENERGY LLC
RE RETAIL RECEIVABLES, LLC
RELIANT ENERGY NORTHEAST LLC
RELIANT ENERGY POWER SUPPLY LLC
RELIANT ENERGY RETAIL HOLDINGS, LLC
RELIANT ENERGY RETAIL SERVICES, LLC
INDEPENDENCE ENERGY GROUP LLC

By:	/s/ Lynne Przychodzki
	Name:	Lynne Przychodzki
	Title:	Secretary

ENERGY ALTERNATIVES WHOLESALE, LLC
NEW GENCO GP, LLC
NRG TEXAS LLC
NRG TEXAS POWER LLC
TEXAS GENCO FINANCING CORP.
TEXAS GENCO HOLDINGS, INC.
TEXAS GENCO OPERATING SERVICES, LLC
TEXAS GENCO GP, LLC

By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Vice President and Treasurer

LOUISIANA GENERATING LLC
NRG NEW ROADS HOLDINGS LLC
NRG TEXAS HOLDING INC.

By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Treasurer

TEXAS GENCO LP, LLC

By:	/s/ G. Gary Garcia
	Name:	G. Gary Garcia
	Title:	Manager

Signature Page to Eighty-Ninth Supplemental Indenture

LAW DEBENTURE TRUST COMPANY OF NEW YORK,
as Trustee

By:	/s/ James D. Heaney
	Name:	James D. Heaney
	Title:	Managing Director

Signature Page to Eighty-Ninth Supplemental Indenture